                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2003
                                  -------------

                               WMS INDUSTRIES INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                                 1-8300                               36-2814522
(State or Other Jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
        Incorporation)                                                                     Number)



              800 SOUTH NORTHPOINT BLVD., WAUKEGAN, ILLINOIS 60085
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 785-3000
                                                           --------------





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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 17, 2003, WMS Industries Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (C)      EXHIBITS

    Exhibits       Description
    --------       -----------

    99.1           Press Release of WMS Industries Inc. dated June 17, 2003




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WMS INDUSTRIES INC.



June 17, 2003                            By:  /s/ Orrin J. Edidin
                                              ---------------------
                                              Orrin J. Edidin
                                              Executive Vice President and
                                              Chief Operating Officer











                                       2
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                                  EXHIBIT INDEX



EXHIBITS           DESCRIPTION
--------           -----------

99.1               Press Release of WMS Industries Inc. dated June 17, 2003